UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2023

Vaccinex, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38624	16-1603202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1895 Mount Hope Avenue, Rochester, New York	14620
(Address of principal executive offices)	(Zip Code)

(585) 271-2700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	VCNX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On September 27, 2023, Vaccinex, Inc. (the “Company”) issued a press release announcing that it will present (1) a new “Antigen Virus” application of its ActivMAb® platform at CHI’s 11th Annual Discovery on Target (“DOT”) Conference: Antibodies Against Membrane Proteins, and (2) an update on its Phase 1b/2a Pepinemab pancreatic ductal adenocarcinoma (PDAC) study at the American Association for Cancer Research (“AACR”) Special Conference in Cancer Research: Pancreatic Cancer.

The presentation at CHI’s 11th Annual DOT Conference, “Discovery of High-Affinity Functional Antibodies Specific for CXCR5 and Other Multi-Pass Membrane Proteins”, will be presented by Dr. Ernest Smith, Ph.D., Senior Vice President, Research at the Company, in the “GPCR” session on Wednesday September 28, 2023 at 8:35 am, ET at the Sheraton Boston.

The poster presentation at the AACR Special Conference in Cancer Research, “A Phase 1b/2 trial of pepinemab and avelumab as second line immunotherapy for patients with chemotherapy refractory metastatic pancreatic adenocarcinoma”, will be presented by Dr. Luis Ruffolo, MD, University of Rochester Cancer Center & Wilmot Cancer, on September 29, 2023 between 4:40 pm and 6:40 pm, ET. A copy of the poster will be available on the Company’s website located at www.vaccinex.com under the heading “Investors” and subheading “Presentations” on September 27, 2023 starting at 5:30 pm ET.

The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under such section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1944, as amended, or the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VACCINEX, INC.
Date: September 27, 2023
	By:	/s/ Scott E. Royer
Scott E. Royer
Chief Financial Officer